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                                                                  CONFORMED COPY
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                            MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                          0-22154                   52-1469385
(State or other jurisdiction of             (Commission              (I.R.S. Employer
incorporation or organization)              File Number)           Identification Number)

2115 EAST JEFFERSON STREET, ROCKVILLE, MARYLAND                           20852
    (Address of principal executive offices)                            (Zip code)

                                 (301) 984-5000
              (Registrant's telephone number, including area code)


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ITEM 5.          OTHER EVENTS

         On May 29, 1996, the Company issued a press release announcing that it had entered into a definitive agreement to acquire all of the issued and outstanding common stock of Avyx, Inc., a closely held Colorado company. Terms of the transaction were not disclosed. A copy of the press release is attached hereto and incorporated by reference herein.

ITEM 7.          EXHIBITS

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
Exhibit Number                                     Description
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
99.5                                               Press Release dated May 29, 1996
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Manugistics Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MANUGISTICS GROUP, INC.


Date: June 10, 1996           By: /s/ Peter Q. Repetti
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                                 Peter Q. Repetti
                                 Vice President, Finance and Administration
                                 and Chief Financial Officer





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                                 EXHIBIT INDEX

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
Exhibit Number                    Description                               Sequentially Numbered Page
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
99.5                              Press Release dated May 29, 1996